John Hancock Funds

                              Discovery
                                Fund

                            Annual Report

                          October 31, 1996



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costile*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02110

TRANSFER AGENT

John Hancock Investor Services Corporation
P.O. Box 9116
Boston, Massachusetts 02205-9116

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expect to use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and
Chief Executive Officer, flush right, next to second paragraph.



BY BERNICE S. BEHAR, CFA, PORTFOLIO MANAGER

John Hancock
Discovery Fund

Growth stocks turn in strong performance for the year;
Fund outpaces competitors


"Growth stocks
made a strong
showing over
the past 12
months."

Recently, the Fund's fiscal year end changed from July to October. What follows is a discussion of the Fund's performance for the 12 months ended October 31, 1996.

Growth stocks made a strong showing over the past 12 months. When the period began in November 1995 conditions were fairly favorable. U.S. company earnings were strong, interest rates and inflation were low, and economic growth was moderate. As a group, growth stocks spent the winter and spring basking in these conditions. But by summer, indications that the economy was growing faster than expected caused investors to fret over the prospect of higher inflation and rising interest rates. Investors generally dislike higher interest rates because they can translate into higher costs of capital, an important element in the success of growth companies. What's more, investors started to question whether the high levels stocks had reached in the previous months could be justified by future earnings. The stock market took a drubbing in July, and languished off its previous highs for several weeks. In the fall, there were signs that the economy wasn't able to sustain its early growth. Investors breathed a sigh of relief and growth stocks -- particularly the larger companies -- resumed their climb through the end of October.

A 2 1/4" x 3 1/4" photo of fund management team at bottom right. Caption reads: "Fund Management Team Members (l-r):
Rob Hallisey, Bernice Behar, Anurag Pandit, Andrew Slabin".

John Hancock Discovery Fund did well both on an absolute and relative basis over the past 12 months. For the year ended October 31, 1996, the Fund's Class A and Class B shares had total returns of 29.02% and 28.15%, respectively, at net asset value. Those returns handily outpaced that of the average growth fund, which returned 18.47% for the same period, according to Lipper Analytical Services.1 Please see pages six and seven for longer-term performance information.

Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Dura Pharmaceuticals 2.3%; 2) Transaction Systems Architects 2.2%;
3) Comverse Technology 2.1%; 4) Family Golf Centers 2.0%; 5) Apollo Group 2.0%. Footnote below states: "As a percentage of net assets on October 31, 1996."

"Business
service
companies
also were
strong
gainers..."

Productivity enhancers = growth opportunities

Throughout the year we maintained a heavy stake in companies that aid in improving workplace productivity. CBT Group PLC, which provides interactive software designed for business information-technology and education and training, and HNC Software, which develops and produces client/server software used in decision-making applications, were two of our strongest performers for much of the year. True, they did suffer along with most other technology stocks in a July correction, but they've recently retraced some of their previous losses. And despite their summer troubles, we're convinced that companies with productivity-enhancing products and services represent some of the most exciting growth opportunities over the longer term.


Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers". The first listing is Universal Outdoor Holdings followed by an up arrow and the phrase "Higher advertising prices boost profits." The second listing is Chesapeake Energy followed by an up arrow and the phrase "Rising oil, gas prices". The third listing is DSP Communications followed by a down arrow and the phrase "Proposed acquisition gets bad reviews". Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Business service companies also were strong gainers during the past year as more corporations outsourced tasks. Two examples were APAC Teleservices, which provides telephone-based sales, market and customer-management services, and National TechTeam, another leader in this area. We found another exciting growth opportunity in Transaction Systems Architects, which develops and supports computer software that is used to process electronic transactions involving ATMs, credit cards, POS (point-of-sale) terminals and other devices. With consumers using less and less cash and fewer and fewer checks to make purchases, we believe that the business of processing transactions will continue to mushroom.

Likewise, we saw burgeoning cellular telephone demand in Europe, which favored our holdings in Comverse Technology. The company provides increasingly popular messaging centers, primarily in foreign countries with digital networks. But the growing demand for cellular services overseas wasn't enough to protect DSP Communications, which makes chip sets for digital cell phones, from a fall. After being one of the Fund's best performers for most of the year, this stock tumbled when investors reacted negatively to DSP's proposed acquisition of another company.

Winners: advertising, radio and energy

Legislative changes were the primary fuel driving up prices of many of our advertising and radio holdings. New laws curtailing the tobacco companies' use of billboards had a positive effect on companies that own outdoor advertising space. That's because for many years tobacco companies had negotiated long-term contracts with the billboard companies at locked-in low rates. When these billboard companies were able to sell space to other industries, they were able to raise their prices. That translated into higher revenues, profits and stock prices for Universal Outdoor Holdings and Lamar Advertising Company. Changes in radio legislation along with consolidation within the industry led to big gains for two of our radio holdings. Recently, the FCC allowed radio companies to own more than one station in some markets. As a result of that change, EZ Communications was acquired by a larger company at a significant profit for the Fund. Meanwhile, Intermedia Communications of Florida was one of the acquirers of radio stations, and its stock performed well.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 5% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 29.02% Total return for John Hancock Discovery Fund: Class A. the second represents the 28.15% total return for John Hancock Discovery Fund: Class B. The third represents the 18.47% total return for the average growth fund. Footnote below states: Total returns for John Hancock Discovery Fund are at net asset value with all distributions reinvested. The average growth fund is tracked by Lipper Analytical Services. (1) See following two pages for historical performance information."



Finally, a strong global economy caused healthy demand for energy. The ensuing higher oil and natural gas prices favored many of our energy holdings, including our largest energy holding Chesapeake Energy Corp.

"...smaller
company
earnings are
on track to
outpace those
of larger
companies..."

Outlook and strategy

The market's fall rally was led by larger, more liquid stocks. Even though many smaller companies -- which are a primary focus of this Fund -- made progress, they lagged behind their larger counterparts. But our sense is that coming months could see a reversal in that trend. For one, many big stocks are in danger of being viewed as fully or over-priced. If investors start to look for value, they're likely to find it more readily in the small-company arena. What's more, the rise in the dollar continues to favor small companies, which derive little of their revenues offshore. That means they won't be as susceptible to unfavorable currency translation as larger companies. Finally, we believe that smaller company earnings are on track to outpace those of larger companies in the coming year.
-----------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Discovery Fund. Total return is a performance measure that equals the sum of all income and capital gains dividends, assuming reinvestment of these distributions, and the change in the price of the Fund's shares, expressed as a percentage of the Fund's shares. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (5% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended September 30, 1996

                                 One      Five     Life of
                                Year     Years        Fund
                               ------    -----    --------
John Hancock
Discovery Fund: Class A(1)     31.46%      N/A      125.06%
John Hancock
Discovery Fund: Class B(2)     32.41%   160.68%     168.26%

AVERAGE ANNUAL TOTAL RETURNS

For the period ended September 30, 1996

                                 One      Five     Life of
                                Year     Years        Fund
                               ------    -----    --------
John Hancock Discovery
Fund: Class A(1)               31.46%      N/A      18.66%
John Hancock Discovery
Fund: Class B(2)               32.41%    21.12%     20.56%

Notes to Performance

(1)     Class A shares started on January 3, 1992.

(2)     Class B shares started on August 30, 1991.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Discovery Fund would be worth on October 31, 1996, assuming you invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is used often as a measure of stock market performance.

Discovery Fund
Class A shares

Line chart with the heading Discovery Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.The first line represents the value of the Discovery Fund, before sales charge, and is equal to $21,362 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Discovery Fund on January 3, 1992, after sales charge, and is equal to $20,303 as of October 31, 1996. The third line represents the Standard & Poor's 500 Stock Index and is equal to $19,245 as of October 31, 1996.

Discovery Fund
Class B shares

Line chart with the heading Discovery Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Discovery Fund, before sales charge, and is equal to $24,184 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Discovery Fund, after sales charge, on August 30, 1991, and is equal to $24,084 as of October 31, 1996. The third line represents the value of the Standard & Poor's 500 Stock Index and is equal to $20,508 as of October 31, 1996.



FINANCIAL STATEMENTS

John Hancock Funds - Discovery Fund


Statement of Assets and Liabilities
October 31, 1996
---------------------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $115,911,775)                                        $139,443,150
Short-term investments (cost - $7,458,000)                                    7,458,000
Corporate savings account                                                         5,157
                                                                          -------------
                                                                            146,906,307
Receivable for investments sold                                               4,868,548
Receivable for shares sold                                                      614,628
Interest receivable                                                               1,625
Other assets                                                                      1,087
                                                                          -------------
Total Assets                                                                152,392,195
---------------------------------------------------------------------------------------
Liabilities:
Payable for investments purchased                                             3,562,000
Payable for shares repurchased                                                  100,521
Payable to John Hancock Advisers, Inc. and affiliates - Note B                  149,220
Accounts payable and accrued expenses                                            59,629
                                                                          -------------
Total Liabilities                                                             3,871,370
---------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                             125,425,004
Accumulated net realized loss on investments and
foreign currency transactions                                                  (434,554)
Net unrealized appreciation of investments                                   23,531,462
Accumulated net investment loss                                                  (1,087)
                                                                          -------------
Net Assets                                                                 $148,520,825
=======================================================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited
  number of shares authorized with no par value, respectively)
Class A - $52,478,553/3,252,989                                                  $16.13
=======================================================================================

Class B - $96,042,272/6,208,177                                                  $15.47
=======================================================================================

Maximum Offering Price Per Share*
Class A - ($16.13 x 105.26%)                                                     $16.98
=======================================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996.
You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.





Statement of Operations

----------------------------------------------------------------------------------------------------------
                                                                                               PERIOD FROM
                                                                                            AUGUST 1, 1996
                                                                             YEAR ENDED     TO OCTOBER 31,
                                                                          JULY 31, 1996           1996 (1)
                                                                           ------------       ------------
Investment Income:
Interest                                                                       $218,223           $154,716
Dividends (net of foreign withholding taxes
of $3,257 and none, respectively)                                                39,676              4,338
                                                                           ------------       ------------
                                                                                257,899            159,054
                                                                           ------------       ------------
Expenses:
Investment management fee - Note B                                              455,664            266,770
Distribution/service fee - Note B
Class A                                                                          41,850             40,453
Class B                                                                         426,103            220,851
Transfer agent fee - Note B                                                     122,389            111,459
Registration and filing fees                                                     69,843             51,173
Custodian fee                                                                    42,793             12,409
Printing                                                                         39,116              9,516
Auditing fee                                                                     32,850             18,000
Organization expense - Note A                                                    14,659              1,151
Legal fees                                                                       13,640              4,561
Trustees' fees                                                                    8,159                544
Miscellaneous                                                                     2,710              1,079
Financial services fee - Note B                                                     --               8,344
                                                                           ------------       ------------
Total Expenses                                                                1,269,776            746,310
----------------------------------------------------------------------------------------------------------
Net Investment Loss                                                          (1,011,877)          (587,256)
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments
and Foreign Currency Transactions:
Net realized gain (loss) on
investments sold                                                              1,749,903         (1,587,969)
Net realized gain (loss) on
foreign currency transactions                                                     1,902               (549)
Change in net unrealized appreciation/
depreciation of investments                                                  (1,130,239)         9,432,551
                                                                           ------------       ------------
Net Realized and Unrealized Gain on
Investments and
Foreign Currency Transactions                                                   621,566          7,844,033
----------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                                     ($390,311)        $7,256,777
==========================================================================================================

(1) Effective October 31, 1996, the fiscal period changed from July 31 to October 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.





Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        YEAR ENDED JULY 31,         PERIOD FROM
                                                                                    ----------------------------  AUGUST 1, 1996
                                                                                       1995            1996       OCT. 31, 1996(1)
                                                                                    ------------    ------------  ---------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                                    ($666,945)    ($1,011,877)      ($587,256)
Net realized gain (loss) on investments
sold and foreign currency transactions                                                  (185,856)      1,751,805      (1,588,518)
Change in net unrealized appreciation/
depreciation of investments                                                           14,483,069      (1,130,239)      9,432,551
                                                                                    ------------    ------------    ------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                                                             13,630,268        (390,311)      7,256,777
                                                                                    ------------    ------------    ------------
Distributions to Shareholders:
Distributions from net realized gain
on investments sold
Class A - ($0.2685, $0.1312, and none
per share, respectively)                                                                (101,860)        (61,866)             --
Class B - ($0.2685, $0.1312, and none
per share, respectively)                                                                (755,311)       (350,267)             --
                                                                                    ------------    ------------    ------------
Total Distributions to Shareholders                                                     (857,171)       (412,133)             --
                                                                                    ------------    ------------    ------------
From Fund Share Transactions - Net*                                                   (5,816,073)     64,682,010      40,664,165
                                                                                    ------------    ------------    ------------
Net Assets:
Beginning of period                                                                   29,763,293      36,720,317     100,599,883
                                                                                    ------------    ------------    ------------
End of period (including accumulated
net investment loss of none,
none, and $1,087, respectively)                                                      $36,720,317    $100,599,883    $148,520,825
                                                                                    ============    ============    ============

* Analysis of Fund Share Transactions:
                                                       YEAR ENDED JULY 31,
                                      -----------------------------------------------------------   PERIOD FROM AUGUST 1, 1996
                                                 1995                           1996                  TO OCTOBER 31, 1996 (1)
                                      --------------------------    ----------------------------    ----------------------------
                                        SHARES         AMOUNT          SHARES          AMOUNT          SHARES          AMOUNT
                                      ----------    ------------    ------------    ------------    ------------    ------------
CLASS A
Shares sold                              334,726      $3,367,716       6,629,390    $105,087,816       6,727,252    $112,934,558
Shares issued to shareholders in
reinvestment of distributions             10,315          92,837           4,495          57,719              --              --
                                      ----------    ------------    ------------    ------------    ------------    ------------
                                         345,041       3,460,553       6,633,885     105,145,535       6,727,252     112,934,558
Less shares repurchased                 (330,231)     (3,351,654)     (4,904,679)    (76,082,263)     (5,595,291)    (96,031,768)
                                      ----------    ------------    ------------    ------------    ------------    ------------
Net increase                              14,810        $108,899       1,729,206     $29,063,272       1,131,961     $16,902,790
                                      ==========    ============    ============    ============    ============    ============

CLASS B
Shares sold                              214,582      $2,091,432       3,295,866     $51,516,179       2,908,304     $46,987,243
Shares issued to shareholders in
reinvestment of distributions             79,634         696,802          25,501         315,955              --              --
                                      ----------    ------------    ------------    ------------    ------------    ------------
                                         294,216       2,788,234       3,321,367      51,832,134       2,908,304      46,987,243
Less shares repurchased                 (951,880)     (8,713,206)     (1,113,915)    (16,213,396)     (1,430,974)    (23,225,868)
                                      ----------    ------------    ------------    ------------    ------------    ------------
Net increase (decrease)                 (657,664)    ($5,924,972)      2,207,452     $35,618,738       1,477,330     $23,761,375
                                      ==========    ============    ============    ============    ============    ============

(1) Effective October 31, 1996, the fiscal period changed from July 31 to October 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and redeemed during the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

                                                                  YEAR ENDED JULY 31,                            PERIOD FROM
                                      ---------------------------------------------------------------------   AUGUST 1, 1996 TO
                                              1992(1)       1993          1994          1995          1996    OCTOBER 31, 1996(7)
CLASS A                                     -------       -------       -------       -------       -------     ------------
Per Share Operating Performance
Net Asset Value, Beginning of Period          $9.40         $8.95        $10.81         $8.56        $12.95         $15.09
                                            -------       -------       -------       -------       -------        -------
Net Investment Loss                           (0.05)        (0.16)        (0.16)(2)     (0.17)(2)     (0.19)(2)      (0.05)(2)
Net Realized and Unrealized Gain
(Loss) on Investments and
Foreign Currency Transactions                 (0.40)         2.15         (0.43)         4.83          2.46           1.09
                                            -------       -------       -------       -------       -------        -------
Total from Investment Operations              (0.45)         1.99         (0.59)         4.66          2.27           1.04
                                            -------       -------       -------       -------       -------        -------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold                         --         (0.13)        (1.66)        (0.27)        (0.13)            --
                                            -------       -------       -------       -------       -------        -------
Net Asset Value, End of Period                $8.95        $10.81         $8.56        $12.95        $15.09         $16.13
                                            =======       =======       =======       =======       =======        =======

Total Investment Return at Net
Asset Value (3)                               (4.79%)(4)    22.33%       (6.45%)        55.80%        17.72%          6.89%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000's
omitted)                                     $3,866        $4,692        $3,226        $5,075       $32,009        $52,479
Ratio of Expenses to Average
Net Assets                                     1.78%(5)      2.17%         2.01%         2.10%         1.72%          1.65%(5)
Ratio of Net Investment Loss
to Average Net Assets                         (1.20%)(5)    (1.61%)       (1.64%)       (1.73%)       (1.26%)        (1.20%)(5)
Portfolio Turnover Rate                         138%          148%          108%          118%          116%            45%
Average Broker Commission Rate (6)              N/A           N/A           N/A           N/A           N/A        $0.0628

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period          $8.00         $8.87        $10.65         $8.34        $12.54         $14.50
                                            -------       -------       -------       -------       -------        -------
Net Investment Loss                           (0.11)        (0.23)        (0.22)(2)     (0.22)(2)     (0.27)(2)      (0.08)(2)
Net Realized and Unrealized Gain
(Loss) on Investments and
Foreign Currency Transactions                  0.98          2.14         (0.43)         4.69          2.36           1.05
                                            -------       -------       -------       -------       -------        -------
Total from Investment Operations               0.87          1.91         (0.65)         4.47          2.09           0.97
                                            -------       -------       -------       -------       -------        -------
Less Distributions:
Distributions from Net Realized Gain
on Investments Sold                              --         (0.13)        (1.66)        (0.27)        (0.13)            --
                                            -------       -------       -------       -------       -------        -------
Net Asset Value, End of Period                $8.87        $10.65         $8.34        $12.54        $14.50         $15.47
                                            =======       =======       =======       =======       =======        =======

Total Investment Return at Net
Asset Value (3)                               10.88%(4)     21.63%       (7.18%)        54.97%        16.85%          6.69%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000's omitted)                             $34,636       $38,672       $26,537       $31,645       $68,591        $96,042
Ratio of Expenses to Average
Net Assets                                     2.56%(5)      2.86%         2.62%         2.70%         2.42%          2.37%(5)
Ratio of Net Investment Loss to
Average Net Assets                            (1.56%)(5)    (2.26%)       (2.24%)       (2.34%)       (1.96%)        (1.93%)(5)
Portfolio Turnover Rate                         138%          148%          108%          118%          116%            45%
Average Broker Commission Rate (6)              N/A           N/A           N/A           N/A           N/A        $0.0628

(1) Class A and Class B shares commenced operations on January 3, 1992 and August 30, 1991, respectively.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Not annualized.
(5) Annualized.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7) Effective October 31, 1996, the fiscal period changed from July 31 to October 31.

See notes to financial statements.





The Schedule of Investments is a complete list of all securities owned by the Discovery Fund on October 31, 1996. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

Schedule of Investments
October 31, 1996
-------------------------------------------------------------------------------------------
                                                                                     MARKET
ISSUER, DESCRIPTION                                       NUMBER OF SHARES            VALUE
-------------------------------------------------------------------------------------------
COMMON STOCKS
Advertising (4.52%)
Catalina Marketing Corp.*                                          15,000          $763,125
Lamar Advertising Co.*                                             80,000         2,200,000
Outdoor Systems, Inc.*                                             40,000         1,790,000
Universal Outdoor Holdings, Inc.*                                  67,000         1,968,125
                                                                               ------------
                                                                                  6,721,250
                                                                               ------------
Automobile / Trucks (2.98%)
Cross-Continent Auto Retailers, Inc.*                              80,000         2,050,000
Gentex Corp.*                                                     100,000         2,375,000
                                                                               ------------
                                                                                  4,425,000
                                                                               ------------
Broker Services (1.04%)
E* TRADE Group, Inc.*                                             139,000         1,546,375
                                                                               ------------
Business Services - Misc (6.91%)
ABR Information Services, Inc.*                                    30,000         2,077,500
APAC Teleservices, Inc.*                                           59,900         2,762,887
Corrections Corp of America*                                       74,000         1,924,000
RMH Teleservices, Inc.*                                           114,600           845,175
Superior Consultant Holdings Corp.*                                 3,000            73,500
Ultrak, Inc.*                                                      98,000         2,584,750
                                                                               ------------
                                                                                 10,267,812
                                                                               ------------
Computers (17.98%)
Aspect Development, Inc.*                                          81,900         2,037,262
Aurum Software, Inc.*                                               6,000           190,500
Baan Co., N.V. (Netherlands)*                                      70,800         2,619,600
CBT Group PLC, American Depositary
Receipts (ADR) (Ireland)*                                          51,900         2,854,500
CCC Information Service Group*                                     75,200         1,410,000
CyberMedia, Inc.*                                                   2,600            57,850
Edify Corp.*                                                       20,000           278,750
HNC Software, Inc.*                                                82,100         2,586,150
International Network Services, Inc. *                             12,000           429,000
JDA Software Group, Inc.*                                          67,900         2,334,062
MDL Information Systems, Inc.*                                     11,900           182,962
National TechTeam, Inc.*                                           90,000         2,430,000
Orckit Communications Ltd. (Israel)*                               38,200           458,400
Project Software & Development, Inc.*                              60,000         2,040,000
Saville Systems Ireland PLC, (ADR)
(Ireland)*                                                         25,000         1,078,125
Transaction Systems Architects, Inc.
(Class A)*                                                         80,000         3,320,000
Trusted Information Systems, Inc.*                                  3,000            40,500
Versant Object Technology Corp*                                   119,000         2,320,500
XLConnect Solutions, Inc.*                                          1,400            40,950
                                                                               ------------
                                                                                 26,709,111
                                                                               ------------
Diversified Operations (0.19%)
Alyn Corp.*                                                        21,000           288,750
                                                                               ------------
Electronics (3.22%)
DSP Communications, Inc.*                                          64,000         2,432,000
Fusion Systems Corp.*                                               6,000           108,000
SRS Labs, Inc.*                                                   142,500         2,244,375
                                                                               ------------
                                                                                  4,784,375
                                                                               ------------
Finance (9.71%)
Aames Financial Corp.                                              55,100         2,458,838
Cityscape Financial Corp.*                                         80,000         2,060,000
Concord EFS, Inc.*                                                 35,000         1,015,000
IMC Mortgage Co.*                                                  75,700         2,838,750
Medallion Financial Corp.*                                        134,000         1,926,250
Metris Companies, Inc.*                                            74,400         1,767,000
PMT Services, Inc.*                                               117,500         2,350,000
                                                                               ------------
                                                                                 14,415,838
                                                                               ------------
Leisure (10.11%)
Cinar Films, Inc. (Class B) (Canada)*                             115,000         2,817,500
Dover Downs Entertainment*                                         57,000         1,147,125
Family Golf Centers, Inc.*                                        100,000         2,937,500
Midway Games, Inc.*                                                14,800           296,000
Premier Parks, Inc.*                                               84,300         2,676,525
Regal Cinemas, Inc.*                                               79,500         2,067,000
Rio Hotel And Casino, Inc.*                                        75,000         1,087,500
Silicon Gaming, Inc.*                                             139,400         1,986,450
                                                                               ------------
                                                                                 15,015,600
                                                                               ------------
Media (3.18%)
Chancellor Corp. (Class A)*                                        52,000         1,677,000
Jacor Communications, Inc.*                                        40,000         1,120,000
Lin Television Corp.*                                              47,100         1,783,913
Univision Communications, Inc.*                                     4,000           135,000
                                                                               ------------
                                                                                  4,715,913
                                                                               ------------
Medical (9.44%)
CNS, Inc.*                                                         65,000         1,105,000
Dura Pharmaceuticals, Inc.*                                        98,800         3,408,600
NCS HealthCare, Inc. (Class A)*                                    81,500         2,475,563
Omnicare, Inc.                                                     57,200         1,558,700
Parexel International Corp.*                                       28,300         1,386,700
PhyCor, Inc.*                                                      61,250         1,898,750
Schein (Henry), Inc.*                                              55,000         2,186,250
                                                                               ------------
                                                                                 14,019,563
                                                                               ------------
Oil & Gas (2.23%)
Benton Oil & Gas Co.*                                              25,000           612,500
Chesapeake Energy Corp.*                                           46,250         2,694,063
                                                                               ------------
                                                                                  3,306,563
                                                                               ------------
Real Estate Operations (1.87%)
Central Parking Corp.                                              80,000         2,770,000
                                                                               ------------

Retail (7.51%)
CompUSA, Inc.*                                                     50,000         2,312,500
CUC International, Inc. *                                          60,000         1,470,000
Hibbett Sporting Goods, Inc.*                                      36,000           738,000
Papa John's International, Inc. *                                  50,000         2,487,500
PETsMART, Inc.*                                                    84,000         2,268,000
Rainforest Cafe, Inc.*                                             57,800         1,878,500
                                                                               ------------
                                                                                 11,154,500
                                                                               ------------
Schools / Education (1.95%)
Apollo Group, Inc. (Class A)*                                     105,300         2,895,750
                                                                               ------------
Telecommunications (7.81%)
Advanced Fibre Communications*                                      8,000           457,000
Boston Communications Group, Inc.*                                104,000           884,000
Comverse Technology, Inc.*                                         90,200         3,157,000
Intermedia Communications, Inc.*                                   77,000         2,464,000
McLeod, Inc. (Class A)*                                            85,000         2,762,500
Tel-Save Holdings, Inc.*                                           75,000         1,875,000
                                                                               ------------
                                                                                 11,599,500
                                                                               ------------
Textile (1.75%)
Tommy Hilfiger Corp.*                                              50,000         2,600,000
                                                                               ------------
Tobacco (1.49%)
Consolidated Cigar Holdings, Inc.*                                 81,000         2,207,250
                                                                               ------------
                     TOTAL COMMON STOCKS
                      (Cost $115,911,775)                         (93.89%)     $139,443,150
                                                                 --------      ------------


                                                INTEREST      PAR VALUE           MARKET
ISSUER, DESCRIPTION                               RATE     (000'S OMITTED)         VALUE
------------------------------------------   ------------    ------------      ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (5.02%)
Investment in a joint repurchase
agreement transaction with
SBC Capital Markets, Inc.
Dated 10-31-96, Due
11-01-96 (Secured by U.S.
Treasury Bonds, 6.25% thru
12.00%, due 11-15-12
thru 8-15-23) -- Note A                              5.54%         $7,458        $7,458,000
                                                                               ------------
CORPORATE SAVINGS ACCOUNT (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.75%                                                                    5,157
                                                                               ------------
             TOTAL SHORT-TERM INVESTMENTS                          (5.02%)        7,463,157
                                                                 --------      ------------
                       TOTAL INVESTMENTS                          (98.91%)     $146,906,307
                                                                 ========      ============

* Non-income producing security

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.





Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------
The Discovery Fund invests primarily in securities issued in the United
States of America. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests.
The concentration of investments by individual securities held by the Fund is shown in the schedule of investments. In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at October 31, 1996 assigned to country categories.

                                                         MARKET VALUE AS A
COUNTRY DIVERSIFICATION                    PERCENTAGE OF FUND'S NET ASSETS
--------------------------------------------------------------------------
Canada                                                               1.90%
Ireland                                                              2.65
Israel                                                               0.31
Netherlands                                                          1.75
United States                                                       92.30
                                                                   ------
                                          TOTAL INVESTMENTS         98.91%
                                                                   ======




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Discovery Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust III (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of one series: John Hancock Discovery Fund (the "Fund"). On May 21, 1996, the Board of Trustees voted to change the fiscal period end from July 31 to October 31. The investment objective of the Fund is to achieve long-term capital appreciation through investment primarily in companies that appear to offer superior growth prospects.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund had $981,469 of a capital loss carryforward available, to the extent provided by regulation, to offset future net realized capital gains. If such carry forwards are used by the Fund, no capital gain distributions will be made. The carry forward expires October 31, 2004.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, effective December 1, 1995, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

Prior to December 1, 1995, the Fund paid a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000 and
(c) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000, and 1.5% of the remaining average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended October 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $372,269. Out of this amount, $56,134 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $217,951 was paid as sales commissions to unrelated broker dealers and $98,184 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $37,549.

In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to compensate JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

On August 27, 1996, the Board of Trustees approved retroactively to July 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as a Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $87.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996, aggregated $98,672,034 and $57,319,371, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1996.

The cost of investments owned at October 31, 1996 for federal income tax purposes was $123,976,275. Gross unrealized appreciation and depreciation of investments aggregated $27,325,037 and $4,400,162, respectively, resulting in net unrealized appreciation of $22,924,875.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1996, the Fund has reclassified amounts to reflect a decrease in accumulated net investment loss of $586,169, a decrease in accumulated net realized loss on investments of $562 and a decrease in capital paid-in of $586,731. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Discovery Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Discovery Fund (the "Fund"), including the schedule of investments, as of October 31, 1996, and the related statements of operations for the period from August 1, 1996 to October 31, 1996 and for the year ended July 31, 1996, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Discovery Fund at October 31, 1996, the results of its operations for the period from August 1, 1996 to October 31, 1996 and the year ended July 31, 1996, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                      /S/Ernst & Young LLP

Boston, Massachusetts

December 10, 1996


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal period ended October 31, 1996.

It is anticipated that there will be a distribution from net realized gains from sales of securities to shareholders of record on December 23, 1996 and payable on December 30, 1996. Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share. None of the distributions noted above qualify for the corporate dividends received deduction.


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corner of the page. A box sectioned in quadrants with a
triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603

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PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Discovery Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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"Printed on Recycled Paper."                               3400A 10/96
                                                                 12/96